UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): November 26, 2004
                                                        (November 26, 2004)


Commission file number: 0-22773



                            NETSOL TECHNOLOGIES, INC.
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        (Exact name of small business issuer as specified in its charter)

            NEVADA                                    95-4627685
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(State or other Jurisdiction of                  (I.R.S. Employer NO.)
 Incorporation or Organization)


              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
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              (Address of principal executive offices) (Zip Code)

                         (818) 222-9195 / (818) 222-9197
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           (Issuer's telephone/facsimile numbers, including area code)


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ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES.

On November 26, 2004, NetSol Technologies, Inc. entered into an agreement to sell 1,000,000 shares of NetSol common stock and 400,000 warrants to acquire shares of common stock to Mr. Aqeel Karim Dhedhi, a non-U.S. resident, for the total offering price of $1,610,000 for an average weighted cost per share of $1.61. The warrants are exercisable for a period of 5 years from the issuance date.



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date: November 26, 2004                 /s/ Naeem Ghauri
                                        -------------------------------------
                                        NAEEM GHAURI
                                        Chief Executive Officer


Date: November 26, 2004                 /s/  Najeeb Ghauri
                                        -------------------------------------
                                        NAJEEB GHAURI
                                        Chief Financial Officer and Chairman